RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE CASH MANAGEMENT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                           1,597,444,302.39
    Withhold                                                121,202,914.40
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    ARNE H. CARLSON
    Affirmative                                           1,595,454,154.46
    Withhold                                                123,193,062.33
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    PATRICIA M. FLYNN
    Affirmative                                           1,598,920,438.95
    Withhold                                                119,726,777.84
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    ANNE P. JONES
    Affirmative                                           1,596,316,417.01
    Withhold                                                122,330,799.78
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    JEFFREY LAIKIND
    Affirmative                                           1,598,212,017.89
    Withhold                                                120,435,198.90
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

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    STEPHEN R. LEWIS, JR.
    Affirmative                                           1,600,100,132.06
    Withhold                                                118,547,084.73
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    CATHERINE JAMES PAGLIA
    Affirmative                                           1,599,113,843.53
    Withhold                                                119,533,373.26
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    VIKKI L. PRYOR
    Affirmative                                           1,598,629,785.85
    Withhold                                                120,017,430.94
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    ALAN K. SIMPSON
    Affirmative                                           1,595,183,871.44
    Withhold                                                123,463,345.35
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    ALISON TAUNTON-RIGBY
    Affirmative                                           1,598,949,484.12
    Withhold                                                119,697,732.67
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79

    WILLIAM F. TRUSCOTT
    Affirmative                                           1,597,801,063.44
    Withhold                                                120,846,153.35
    Abstain                                                           0.00
    TOTAL                                                 1,718,647,216.79


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2.  AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE
    MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                           1,553,121,236.85
    Against                                                  71,768,322.33
    Abstain                                                  93,642,403.61
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                           1,566,444,973.70
    Against                                                  56,737,192.13
    Abstain                                                  95,349,796.96
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                           1,567,537,651.09
    Against                                                  55,106,711.21
    Abstain                                                  95,887,600.49
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79

    B. TEN PERCENT LIMITATION IN SINGLE ISSUER
    Affirmative                                           1,559,868,238.82
    Against                                                  58,614,922.22
    Abstain                                                 100,048,801.75
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79

    C. LENDING
    Affirmative                                           1,546,784,129.56
    Against                                                  73,161,738.93
    Abstain                                                  98,586,094.30
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79

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    D. BORROWING
    Affirmative                                           1,546,691,048.20
    Against                                                  73,410,298.37
    Abstain                                                  98,430,616.22
    Broker Non-votes                                            115,254.00
    TOTAL                                                 1,718,647,216.79